                                                                    EXHIBIT 25.2

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------
                                    FORM T-1

                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) [ ]

                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


               GEORGIA                                 58-0466330
(State of incorporation or organization     (I.R.S. employer identification no.)
     if not a U.S. national bank)

       303 PEACHTREE STREET                              30303
            SUITE 300                                  (Zip Code)
         ATLANTA, GEORGIA
(Address of principal executive offices)

                                 ---------------

                                ERIC T. RODRIGUEZ
                                 VICE PRESIDENT
                                  SUNTRUST BANK
                      CORPORATE TRUST DIVISION, 10TH FLOOR
                              919 EAST MAIN STREET
                               RICHMOND, VA 23219
                              PHONE # 804-782-5853
            (Name, address and telephone number of agent for service)

                                 ---------------

                       UNITED DOMINION REALTY TRUST, INC.
               (Exact name of obligor as specified in its charter)

              VIRGINIA                                   54-0857512
    (State or other jurisdiction of            (IRS employer identification no.)
     incorporation or organization)

   1745 SHEA CENTER DRIVE, SUITE 200                        80129
        HIGHLANDS RANCH, COLORADO                         (Zip Code)
(Address of principal executive offices)

                                 ---------------

                          SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)

1.       General information.

         Furnish the following information as to the trustee -

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

         (2) A copy of the certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee as now in effect (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2002.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the 23rd day of December, 2002.

                                        SUNTRUST BANK



                                        By:  /s/ ERIC T. RODRIGUEZ
                                            ------------------------------------
                                                 Eric T. Rodriguez
                                                 Vice President

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


         (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

          (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by
                          Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

         (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

         (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Debt Securities, Preferred Stock and Common Stock of United Dominion Realty Trust, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       SUNTRUST BANK



                                       By: /s/ ERIC T. RODRIGUEZ      12/23/2002
                                          --------------------------------------
                                             Eric T. Rodriguez
                                             Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

--------------------------------------------------------------------------------
                                                FFIEC 031
SunTrust Bank                                   Consolidated Report of Condition
ATLANTA , GA 30302                              for June 30, 2002
Certificate Number: 00867
--------------------------------------------------------------------------------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET                                                                                           C400

Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                               RCFC
                                                                                                          ----
   a. Noninterest bearing balances and currency and coin (1)........................................      0081      4,200,994  1.a
                                                                                                                 ------------
   b. Interest-bearing balances (2).................................................................      0071        789,620  1.b
                                                                                                                 ------------
2. Securities:

   a. Held-to-maturity securities (from Schedule RC-B, column A)....................................      1754              0  2.a
                                                                                                                 ------------
   b. Available-for-sale securities (from Schedule RC-B, column D)..................................      1773     18,383,085  2.b
                                                                                                                 ------------
3. Federal funds sold and securities purchased under agreements to resell(3)                              B987        477,688  3
                                                                                                          B989      3,459,165
                                                                                                                 ------------
4. Loans and lease financing receivables (from Schedule RC-C):                     RCFD
                                                                                   ----
   a. Loans and leases held for sale.........................................      5369       4,745,817
                                                                                            -----------
   b. Loans and leases, net of unearned income...............................      B528      72,209,556                        4.a
                                                                                            -----------
   c. LESS: Allowance for loan and lease losses..............................      3123         911,991                        4.b
                                                                                            -----------
   d. Loans and leases, net of unearned income, allowance, and reserve                                    RCFD
                                                                                                          ----
    (item 4.a minus 4.b and 4.c)....................................................................      B529     71,297,565  4.d
                                                                                                                 ------------
5.  Tracing assets (from Schedule RC-D).............................................................      3545      1,087,823  5.
                                                                                                                 ------------
6.  Premises and fixed assets (including capitalized leases)........................................      2145      1,341,756  6.
                                                                                                                 ------------
7.  Other real estate owned (from Schedule RC-M)....................................................      2150         21,067  7.
                                                                                                                 ------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)........      2130              0  8.
                                                                                                                 ------------
9.  Customers' liability to this bank on acceptances outstanding....................................      2155          9,021  9.
                                                                                                                 ------------
10. Intangible assets...............................................................................      2143                10.

    a.  Goodwill....................................................................................      3163        759,397 10.a
                                                                                                                 ------------
    b.  Other intangible assets from Schedule RC-M..................................................      0426        649,357 10.b
                                                                                                                 ------------
11. Other assets (from Schedule RC-F)...............................................................      2160      2,394,142 11.
                                                                                                                 ------------
12. Total assets (sum of items 1 through 11)........................................................      2170    109,616,497 12.
                                                                                                                 ------------

--------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

--------------------------------------------------------------------------------
                                                FFIEC 031
SunTrust Bank                                   Consolidated Report of Condition
ATLANTA , GA 30302                              for June 30, 2002
Certificate Number: 00867
--------------------------------------------------------------------------------

SCHEDULE RC - CONTINUED
                                                                                                         Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                            RCON
                                                                                                         ----
    a. In domestic offices (sum of totals of columns A and C from Schedule         RCON                  2200     70,605,302  13.a
       RC-E, part 1):                                                              ----                         ------------

       (1)Noninterest-bearing (1)............................................      6631      8,842,143                        13.a.1
                                                                                           -----------
       (2)Interest-bearing...................................................      6636     61,763,159                        13.a.2
                                                                                           -----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                                     RCFN                 13.b
       (from Schedule RC-E, part II).........................................                            ----
                                                                                   RCFN                  2200      3,437,572
                                                                                   ----                         ------------
       (1)Noninterest-bearing................................................      6631              0                        13.b.1
                                                                                           -----------
       (2)Interest-bearing...................................................      6636      3,437,572   RCFD                 13.b.2
                                                                                           -----------   ----

14. Federal funds purchased and securities sold under agreements to repurchase(2)(3)................     B993      3,906,704  14
                                                                                                         B995      8,637,561
                                                                                                                ------------
                                                                                                         RCFD
                                                                                                         ----
15. Trading liabilities (from Schedule RC-D)........................................................     3548        952,619  15.a
                                                                                                                ------------
16. Other borrowed money (includes mortgage indebtedness and obligations under                           3190      8,184,543
    capitalized leases) (from Schedule RC-M):
17. Not applicable..................................................................................
18. Bank's liability on acceptances executed and outstanding........................................     2920          9,021  18
                                                                                                                ------------
19. Subordinated notes and debentures(4)............................................................     3200      1,687,547  19
                                                                                                                ------------
20. Other liabilities (from Schedule RC-G)..........................................................     2930      2,281,159  20
                                                                                                                ------------
21. Total liabilities (sum of items 13 through 20).................................................      2948     99,702,028  21
                                                                                                                ------------
22. Minority interest in consolidated subsidiaries..................................................     3000      1,017,493  22
    EQUITY CAPITAL                                                                                              ------------

23. Perpetual preferred stock and related surplus...................................................     3838              0  23
                                                                                                                ------------
24. Common stock....................................................................................     3230         21,600  24
                                                                                                                ------------
25. Surplus (exclude all surplus related to preferred stock)........................................     3839      2,534,707  25
                                                                                                                ------------
26. a. Retained earnings............................................................................     3632      5,386,884  26.a
                                                                                                                ------------
    b. Accumulated other comprehensive income (5)...................................................     B530        953,785  26.b
                                                                                                                ------------
27. Other equity capital components (6).............................................................     A130              0  27
                                                                                                                ------------
28. Total equity capital (sum of items 23 through 27)...............................................     3210      8,896,976  28
                                                                                                                ------------
29. Total liabilities minority interest, and equity capital (sum of items 21, 22 and 28)............     3300    109,616,497  29
                                                                                                                ------------

    MEMORANDUM

    TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.  Indicated in the box at the right the number of the statement below that best describes the most      RCFD          Number
    comprehensive level of auditing work performed for the bank by independent external auditors as of    ----          ------
    any date during 2001............................................................................      6724             N/A  M.1
                                                                                                                        ------

1=   Independent audit of the bank conducted in accordance          5.= Directors' examination of the bank performed by other
     with generally accepted auditing standards by a                    external auditors (may be required by state chartering
     certified public accounting firm which submits a                   authority)
     report on the bank
                                                                    6=  Review of the bank's financial statements by external
2=   Independent audit of the bank's parent holding                     auditors
     company conducted in accordance with generally
     accepted auditing standards by a certified public              7=  Compilation of the bank's financial statements by
     accounting firm which submits a report on the                      external auditors
     consolidated holding company (but not on the bank
     separately)                                                    8=  Other audit procedures (excluding tax preparation work)

3=   Attestation on bank management's assertion on the              9=  No external audit work
     effectiveness of the bank's internal control over
     financial reporting by a certified public accounting
     firm

4= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Report overnight Federal Home Loan Bank advances and Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)      Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)      Includes treasury stock and unearned Employee Stock Ownership Plan
         Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)